EXHIBIT 99.2

                                                                August 14, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

     The certification set forth below is being submitted to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code. This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the Quarterly Report on Form 10-Q of Bcom3 Group, Inc. (the "Company") for the quarterly period ended June 30, 2002 (the "Report") accompanying this letter.

     I, Eileen A. Kamerick, Chief Financial Officer of the Company, certify that, to the best of my knowledge:

          1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                    /s/ Eileen A. Kamerick
                                                    ----------------------
                                                    Eileen A. Kamerick
                                                    Chief Financial Officer